Licensing Agreements	12 Months Ended
Dec. 31, 2017
License Agreements [Abstract]
License Agreements [Text Block]
Note 6. Licensing Agreements

Bertilimumab

iCo Therapeutics Inc.

In December 2010, iCo Therapeutics Inc. (“iCo”) granted Immune Ltd. an option to sub-license the use of bertilimumab from iCo, which obtained certain exclusive license rights to intellectual property relating to bertilimumab pursuant to a license agreement with Cambridge Antibody Technology Group Plc, and to which Immune Ltd. became a party. In June 2011, Immune Ltd. exercised its option and obtained a worldwide license from iCo for the use and development of bertilimumab for all human indications, other than ocular indications, pursuant to a product sub-license agreement (the “iCo License”). iCo retained the worldwide exclusive right to the use of bertilimumab for all ocular applications.

Under the agreement, Immune Ltd. paid an initial consideration of $1.7 million comprised of (i) $0.5 million in cash, (ii) 30,000 ordinary shares issued by Immune Ltd, which were valued at approximately $1.0 million and (iii) 10,000 warrants, which were valued at approximately $0.2 million.

Pursuant to the iCo License, iCo is entitled to receive up to $32.0 million in development and commercialization milestones plus sales based royalties. The license term with respect to each separate Licensed Product, expires, on a country-by-country basis, on the later to occur of (a) the tenth anniversary of the First Commercial Sale of such Licensed Product in the applicable country or (b) the expiration date in such country of the last to expire of any issued iCo Patent that includes at least one Valid Claim that claims the particular Licensed Product or its manufacture or use (aa capitalized terms as defined in the iCo License”).

No milestones triggering a payment obligation were reached during the years ended December 31, 2017 or 2016.

Lonza Sales AG

On May 2, 2012, Lonza Sales AG (“Lonza”) granted us a sub-licensable, non-exclusive worldwide license under certain know-how and patent rights to use, develop, manufacture, market, sell, offer, distribute, import and export bertilimumab, as it is produced through the use of Lonza’s system of cell lines, vectors and know-how. We are not obligated to manufacture bertilimumab through the use of Lonza’s system.

We agreed to pay Lonza (i) a royalty of 1% of the net selling price of bertilimumab manufactured by Lonza; or (ii) an annual payment of approximately $0.1 million (first payable upon commencement of phase 2 clinical trials) plus a royalty of 1.5% of the net selling price of bertilimumab if it is manufactured by us or one of our strategic partners; or (iii) an annual payment of approximately $0.5 million (first payable upon commencement of the relevant sublicense) plus a royalty of 2% of the net selling price of bertilimumab if it is manufactured by any party other than Lonza, us or one of our strategic partners. The royalties are subject to a 50% reduction based on the lack of certain patent protections, including the expiration of patents, on a country-by-country basis. Unless earlier terminated, the license agreement continues until the expiration of the last enforceable valid claim to the licensed patent rights, which began to expire in 2014 and continued to expire between 2015 and 2016, or for so long as the System Know How (as defined in the License) is identified and remains secret and substantial, whichever is later. We considered the System Know How as secret and substantial as of December 31, 2017 and accordingly, the license remains in effect as of that date.

For the year ended December 31, 2017 there were no payments due related to this license.

NanoCyclo
-
BioNanoSim Ltd

In January 2016, we, through our wholly owned subsidiary, Immune Ltd., entered into a definitive research and license agreement with BioNanoSim Ltd. (“BNS”), a Yissum spin-off company. We obtained from BNS an exclusive worldwide sublicense, with a right to further sublicense, for the development, manufacturing and commercialization of certain inventions and research results regarding Yissum’s patents in connection with nanoparticles for topical delivery of cyclosporine-A (Nanocyclo) for all topical skin indications. As consideration for the grant of the license, we are required to pay the following consideration:

•
an annual maintenance fee of $30,000, commencing on January 1, 2021, which will increase by 30% each year up to a maximum annual maintenance fee of $0.1 million and may be credited against royalties or milestone payments payable in the same calendar year;

•	a license fee in the amount of $0.5 million, paid in 2016;
•	royalties on net sales of products (as such term is defined in the License) by us of up to 5%, subject to certain possible reductions in certain jurisdictions;
•
sublicense fees in the amount of 18% of any non-sales related consideration received by us from a sublicense or an option to receive a sublicense for the products and/or the licensed technology (as such terms are defined in the license); and

•
milestone payments of up to approximately $4.5 million and 250,000 shares of our common stock (12,500 shares after giving effect to the April 2017 Reverse Stock Split) upon the achievement of certain regulatory, clinical development and commercialization milestones. In the event that we receive consideration from a sublicensee for any such milestones, we will pay to BNS the higher of either (a) the amount of the particular milestone payment or (b) the amount of the sublicense fees that are due for such sublicensee consideration paid to us.

In addition, we are obligated to reimburse BNS within 60 days for expenses relating to patent fees and will sponsor a 12-month research program to prepare the program for IND submission.

In November 2017, we issued 250,000 shares valued at $225,000 to BNS without giving effect to the impact of the April 2017 Reverse Stock Split because we decided that the importance of the NanoCyclo program and the need to maintain a positive working relationship with BNS warranted ignoring the impact of the Reverse Split and instead issuing 250,000 Shares to BNS as if the Reverse Split had not occurred.

For the year ended December 31, 2016, we paid a license fee of $0.5 million and approximately $0.2 million in research fees. For the year ended December 31, 2017, we paid approximately $0.3 million in research fees.

Amiket and AmiKet Nano

Yissum

In June 2015, we entered into a definitive research and license agreement with Yissum. We obtained an exclusive, worldwide license from Yissum, with certain sublicensing rights, to make commercial use of certain of Yissum’s patents and know-how in connection with a topical nano-formulated delivery of AmiKet for the development, manufacturing, marketing, distribution and commercialization of products based on the technology. As consideration for the grant of the license, we are required to pay the following consideration:

•
an annual maintenance fee of $30,000 commencing on June 25, 2020, which maintenance fee shall increase by 30% each year, up to a maximum annual maintenance fee of $0.1 million and may be credited against royalties or milestone payments payable in the same calendar year;

•	royalties on net sales of products (as such term is defined in the license) by us in the amount of up to 3%, subject to certain possible reductions in certain jurisdictions;
•	milestones payments of up to approximately $4.5 million upon the achievement of certain regulatory, clinical development and commercialization milestone; and
•	reimbursement of related patent fees

In addition, we agreed to fund an annual research program in the amount of approximately $0.4 million annually, plus VAT and any applicable taxes, commencing on October 1, 2015 (or such other time as mutually agreed between the parties). The results of the research, including any patents or patent applications will automatically be licensed to us.

For the year ended December 31, 2016, we paid research fees of approximately $0.1 million. As of December 31, 2017, $250,000 is due to Yissum for research fees.

Dalhousie University

In July 2007, we entered into a license agreement with Dalhousie University (“Dalhousie”) under which we obtained an exclusive license to certain patents for the topical use of tricyclic anti-depressants and N-methyl-D-aspartate (“NMDA”) receptor antagonists as topical analgesics for neuralgia. These and other patents cover the combination treatment consisting of amitriptyline and ketamine in AmiKet. We obtained worldwide rights to make, use, develop, sell and market products utilizing the licensed technology in connection with passive dermal applications. We are obligated to make payments to Dalhousie upon achievement of specified milestones and royalties based on annual net sales derived from the products incorporating the licensed technology. In April 2014, we entered into a Waiver and Amendment to the license agreement pursuant to which Dalhousie agreed to irrevocably waive our obligation to pay maintenance fees. In exchange, we agreed to pay Dalhousie royalties of 5% of net sales of licensed technology in countries in which patent coverage is available and 3% of net sales in countries in which data protection is available. Also, we agreed to amend the timing and increase the amounts of the milestone payments payable under the license agreement.

Oncology

Ceplene
- Pint Pharma International S.A.

On July 10, 2017, Cytovia entered into an exclusive licensing agreement (the “Licensing Agreement”) with Pint Pharma International S.A. (“Pint”) a specialty pharmaceutical company focused on Latin America and other markets, for the marketing, commercialization and distribution of Ceplene throughout Latin America (the “Territory”, as more fully defined in the Licensing Agreement) through Pint and one or more of its affiliates. Pursuant to the Licensing Agreement, Cytovia is entitled to (i) 35% of Ceplene net sales in the Territory (ii) a milestone payment of $0.5 million when net sales of Ceplene in the Territory reach $10.0 million in any calendar year and (iii) a milestone payment of $1.25 million when net sales of Ceplene in the Territory reach $25.0 million in any calendar year (collectively, the “Ceplene Payments”). Cytovia further granted Pint and its affiliates certain sublicensing rights to Ceplene, and a right of first refusal on any new products of Cytovia within the Territory during the term of the Licensing Agreement. With regard to any regulatory approvals and filings related to the commercialization of Ceplene within the Territory, Pint shall be the applicant, holder of such regulatory approvals and will be responsible for the content of such regulatory submissions, as well as all costs and expenses related to, among other items delineated in the Licensing Agreement, the fees, filings, compliance, registration and maintenance of such required regulatory approval matters. Cytovia shall be responsible for providing (or if in the control of a third party, to ensure such third party provides) all appropriate documentation, samples and other information in support of Pint in connection with its regulatory submissions, compliance and maintenance matters in the Territory concerning the Ceplene product(s).

Additionally, in connection with the Licensing Agreement, the parties agreed that Pint Gmbh, an affiliate of Pint, will separately enter into an investment agreement, pursuant to which Pint Gmbh will make an investment of $4.0 million at series A valuation into Cytovia in exchange for an equity interest in Cytovia. Dr. Massimo Radaelli, Executive Chairman of Pint, will also join the board of Cytovia upon completion of the investment and effective spin off of Cytovia from us, if and as consummated.

NanomAbs
- Yissum

In April 2011, We entered into a license agreement with Yissum, which includes patents, research results and know-how developed by Professor Simon Benita related to the NanomAbs technology. Yissum granted us an exclusive license, with a right to sub-license, to make commercial use of the licensed technology in order to develop, manufacture, market, distribute or sell products derived from the license. As consideration for the grant of the license, we are required to pay the following consideration:

•	royalties in the amount of up to 4.5% of net sales;
•	beginning on the sixth anniversary, an annual license maintenance fee between $30,000 for the first year and up to a maximum of $0.1 million thereafter;
•	research fees of at least $0.3 million for the first year and at least $0.1 million from the second year through the sixth year (but, not to exceed $1.8 million in the aggregate);
•
milestone payments of up to $8.6 million, based on the attainment of certain milestones, including IND application submission, patient enrollment in clinical trials, regulatory approval and commercial sales;

•	sub-license fees in amounts up to 18% of any sub-license consideration; and
•	equity consideration in the amount of 8% of our shares of common stock on a fully diluted basis.

The license expires, on a country-by-country basis, upon the later of the expiration of (i) the last valid licensed patent, (ii) any exclusivity granted by a governmental or regulatory body on any product developed through the use of the licensed technology or (iii) the 15-year period commencing on the date of the first commercial sale of any product developed through the use of the licensed technology.  Upon the expiration of the license, we will have a fully paid, non-exclusive license to the licensed technology.

For the year ended December 31, 2017 we paid research fees of approximately $0.1 million.

Bispecific Antibodies
- SATT Sud-Est

In January 2017, we entered into an exclusive patent sub-license agreement with SATT Sud-Est, (“SATT”) a French technology transfer office of the five universities of the Provence-Alpes-Cote-d’Azur and Corsica regions in France, relating to certain patents covering the development, use, manufacture and commercialization of monoclonal and bispecific antibodies targeting components of the tumor microenvironment and angiogenic factors. In addition, SATT agreed to grant us an exclusive option relating to the pro-angio vascular endothelial growth factor (“VEGF”) invention to be filed as a patent application during the term of the agreement. We will have a month after the filing of the patent to exercise the option. In consideration of the sub-license and option agreement, we agreed to pay an upfront payment of approximately $0.2 million, with $0.1 million payable in January 2017 and the remainder payable in three equal quarterly payments thereafter beginning in March 2017. As of December 31, 2017, we have not made any payments. In addition, we agreed to certain milestone and royalty payments for each monoclonal and bispecific product developed.

Bispecific Antibodies
- Atlante Biotech SAS

In December 2015, we entered into an exclusive license with Atlante Biotech SAS (“Atlante”) relating to the patents and know-how for a new format of bispecific antibody platform. The technology, the result of a collaborative European consortium led by Dr. Jean Kadouche and funded by a European grant, developed the novel platform for the production of tetravalent IgG1-like bispecific antibodies. A prototype bispecific antibody utilizing the platform was shown to retain effector functions and mediate redirect killing of target cells by cytokine induced killer T cells. Moreover, the bispecific antibody demonstrated direct in-vitro and in-vivo anti-cancer effects in tumor models and improved survival in a mouse xenograft model of disseminated leukemia.

MabLife SAS

In March 2012, we acquired from MabLife SAS (“MabLife”), a biotechnology company specializing in research and development of antibody-based therapeutics for the treatment of cancers, autoimmune and inflammatory disorders. We acquired all rights, title and interest in and to the patent rights, technology and deliverables related to the anti-Ferritin monoclonal antibody (“AMB8LK”), including its nucleotide and protein sequences, its ability to recognize human acid and basic ferritins, or a part of its ability to recognize human acid and basic ferritins.  The consideration was: $0.6 million payable in six equal installments (total payments to date totaled $0.2 million) and royalties of 0.6% of net sales of any product containing AMB8LK or the manufacture, use, sale, offering or importation of which would infringe on the patent rights with respect to AMB8LK.  We are required to assign the foregoing rights back to MabLife if we fail to make any of the required payments, are declared insolvent or bankrupt or terminate the agreement.

In February 2014, we acquired from MabLife all rights, titles and interests in and to the secondary patent rights related to the use of anti-ferritin monoclonal antibodies in the treatment of some cancers, Nucleotide and protein sequences of an antibody directed against an epitope common to human acidic and basic ferritins, monoclonal antibodies or antibody-like molecules comprising these sequences.

Shire BioChem Inc.

In connection with the Merger, we acquired a license agreement for the rights to the MX2105 series of apoptosis inducer anti-cancer compounds from Shire BioChem Inc. (“Shire BioChem”), (formerly known as BioChem Pharma, Inc.). Under the license agreement, we are required to pay Shire BioChem a portion of any sublicensing payments we receive if we relicense the series of compounds or make milestone payments to Shire BioChem totaling up to $26.0 million and pay a royalty on product sales if we develop the compounds internally for the treatment of a cancer indication.

Dr. Jean Kadouche and Alan Razafindrastita

In December 2011, Dr. Jean Kadouche sold, assigned and transferred to us the entire right, title and interest for all countries, in and to any and all patents and inventions related to mice producing human antibodies and a method of preparation of human antibodies (the “Human Antibody Production Technology Platform”) for 40,000 shares of our common stock and $20,000 (paid to Dr. Kadouche and Alan Razafindrastita).  Through the Human Antibody Production Technology Platform and additional laboratory work, human immune systems and specific cell lines were introduced in mice, enabling the mice to produce human monoclonal antibodies.

LidoPAIN -
Endo Pharmaceuticals Inc.

In December 2003, EpiCept entered into a license agreement (“License Agreement”) with
Endo Pharmaceuticals Inc.
(“Endo”) under, which EpiCept granted Endo (and its affiliates) the exclusive (including as to EpiCept and its affiliates) worldwide right to commercialize LidoPAIN, adhesive-backed, lidocaine-based patch for the treatment of acute lower back pain. EpiCept also granted Endo worldwide rights to use certain of EpiCept’s patents
for the development of certain other non-sterile, topical lidocaine patches, including Lidoderm, Endo’s non-sterile topical lidocaine-containing patch for the treatment of chronic lower back pain. We assumed the License Agreement upon the Merger.

Under the License Agreement, we are entitled to receive milestone payments of up to $52.5 million upon the achievement of various milestones relating to product development, regulatory approval and sales based royalties on sales of LidoPAIN and Endo’s own back pain product, if covered by our patents. Royalties are payable until generic equivalents to the LidoPAIN product are available or until expiration of the patents covering LidoPAIN, whichever is sooner. Also, we are eligible to receive milestone payments from Endo of up to $30 million upon the achievement of specified regulatory and net sales milestones of Lidoderm, Endo’s chronic lower back pain product candidate, if covered by our patents. The License Agreement terminates upon the later of the conclusion of the royalty term, on a country-by-country basis, and the expiration of the last applicable EpiCept patent covering licensed Endo product candidates on a country-by-country basis. Either party may terminate the agreement upon an uncured material breach by the other or, subject to the relevant bankruptcy laws, upon a bankruptcy event of the other.

In July 2015, we amended the License Agreement. We transferred to Endo its previously licensed patents related to the use of topical lidocaine in acute and chronic back pain and Endo granted to us a royalty-free, non-exclusive, fully transferable license to those patents. Endo will make undisclosed milestone payments to us if Endo receives approval for a back pain indication for a lidocaine-based product. We regained full exclusive rights to develop, commercialize and license LidoPAIN.